                                                                    EXHIBIT 99.2

                                 CARDIMA, INC.
                           PROFORMA BALANCE SHEETS**
                      (In thousands except share amounts)


                                                                                                   DECEMBER 31,
                                                                                        -----------------------------------
ASSETS                                                                                      1998                 1997
                                                                                        --------------      ---------------
Current Assets:
       Cash and cash equivalents                                                             $ 15,094              $ 8,578
       Short-term investments                                                                       -                4,270
       Accounts receivable, net of allowances for doubtful accounts
             of $ 41 at Dec. 30, 1998 and $ 40 at Dec. 31, 1997                                   512                  268
       Inventories                                                                              1,977                  532
       Other current assets                                                                       366                  261
                                                                                             --------              -------

             Total current assets                                                              17,949               13,909

Property and equipment, net                                                                     2,998                2,488
Restricted cash                                                                                   105                  192
Other assets                                                                                      680                1,085
                                                                                             --------              -------

Total assets                                                                                 $ 21,732             $ 17,674
                                                                                             ========             ========

Liabilities and stockholders' equity (net capital deficiency)
Current liabilities:
       Accounts payable                                                                       $ 2,286                $ 898
       Accrued compensation                                                                     1,032                  753
       Other current liabilities                                                                   76                   55
       Notes payable                                                                                -                    7
       Capital lease obligation - current portion                                                 903                  587
       Line of credit obligation - current portion                                                817                    -
                                                                                             --------              -------

                                                                                                5,114                2,300

Deferred rent                                                                                      42                   90
Capital lease obligation - noncurrent portion                                                   1,120                  840
Line of Credit obligation - noncurrent portion                                                  2,183                    -
Stockholders' equity
  Common stock, $0.001 par value; 25,000,000 shares
       authorized, 16,205,128 shares issued and outstanding
       at Dec. 31, 1998, 8,103,874 at December 31, 1997; at amount paid in                     60,359               45,597
       Deferred compensation                                                                     (478)                (731)
       Accumulated deficit                                                                    (46,608)             (30,422)
                                                                                             --------              -------
             Total stockholders' equity (net capital deficiency)                               13,273               14,444
                                                                                             --------              -------
                                                                                              $ 21,732             $ 17,674
                                                                                             ========             ========
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**     Reflects receipt of $14,449 proceeds from private placement of January and February 1999.